Property and Equipment	12 Months Ended
Mar. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

Note 6 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	March 31, 2022	March 31, 2021
Building	$6,578,445	$6,357,748
Leasehold improvements	10,140,662	9,595,801
Farmland development cost	1,886,548	1,823,257
Office equipment and furniture	6,293,034	6,006,534
Motor vehicles	390,195	376,798
Total	25,288,884	24,160,138
Less: Accumulated depreciation	(16,888,971)	(15,211,112)
Impairment*	(2,477,734)	(2,399,991)
Property and equipment, net	$5,922,179	$6,549,035

*	The variance of impairment from from March 31, 2021 to March 31, 2022 is solely caused by exchange rate variance.

Total depreciation expense for property and equipment was $1,148,198 and $1,516,257 for the year ended March 31, 2022 and 2021, respectively. There were no fixed assets impaired in the years ended March 31, 2022 and December 31, 2021.